SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D)
           OF THE SECURITIES EXCHANGE ACT OF 1934


                     November 17, 2004
      Date of Report (Date of earliest event reported)


       Qualified Housing Partners Limited Partnership
   (Exact name of registrant as specified in its charter)


              Commission File Number 33-19316


        North Carolina                      56-1589469
 (State or other jurisdiction            (I.R.S. Employer
incorporation or organization)        Identification Number)

                          Suite 220
                     4700 Homewood Court
                Raleigh, North Carolina 27609
     (Address of principal executive offices)(Zip Code)


  Registrant's telephone number, including area code:
                        (919)787-4243






















Item 4.01  Change in Registrant's Certifying Accountant.

On November 17, 2004, Dixon Hughes PLLC resigned as the independent accountants who have audited our financial statements since 1989. Their resignation was not recommended or approved by our Audit Committee. Further, our Audit Committee has not appointed a replacement independent accounting firm as of the date of this report.

During the years ending December 31, 2003 and 2002, and thru the date of this report, there have been no disagreements between Qualified Housing Partners Limited Partnership and Dixon Hughes PLLC over any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Dixon Hughes' report on our financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.






































Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.  The following exhibit accompanies this Report:

     Exhibit No.       Exhibit Description

        16.1           Copy of the letter from Dixon Hughes PLLC


















































SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf By the undersigned hereunto duly authorized.


                            Frederick Investment Corporation
                            A General Partner


Date:   November 17, 2004    By:  /s/ George F. Marshall
                                  George F. Marshall, President
                                  (Chief Executive Officer)



Date:   November 17, 2004    By:  /s/ Jenny C. Petri
                                  Jenny C. Petri, Vice President
                                  (Chief Financial Officer)



Date:   November 17, 2004    By:  /s/ George F. Marshall
                                  George F. Marshall
                                  A General Partner